                                                                    EXHIBIT 24.1
                                POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Patrick
J. Moore and Charles A. Hinrichs, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign Annual Reports on Form 10-K and all required interim reports and to file the same, with all exhibits thereto, and other documents in connection therewith, regarding Smurfit-Stone Container Corporation, a Delaware corporation, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                        Title
----------------------------------------    ------------------------------------------
/s/ Michael W. J. Smurfit                   Chairman of the Board and Director
----------------------------------------
Michael W. J. Smurfit


/s/ Patrick J. Moore                        President, Chief Executive Officer
----------------------------------------
Patrick J. Moore                            and Director (Principal Executive Officer)


/s/ Charles A. Hinrichs                     Vice President and Chief Financial
----------------------------------------
Charles A. Hinrichs                         Officer (Principal Financial Officer)


/s/ Paul K. Kaufmann                        Vice President and Controller
----------------------------------------
Paul K. Kaufmann                            (Principal Accounting Officer)


/s/ Leigh J. Abramson                       Director
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Leigh J. Abramson


/s/ Alan E. Goldberg                        Director
----------------------------------------
Alan E. Goldberg


/s/ Howard E. Kilroy                        Director
----------------------------------------
Howard E. Kilroy


/s/ James J. O'Connor                       Director
----------------------------------------
James J. O'Connor


/s/ Jerry K. Pearlman                       Director
----------------------------------------
Jerry K. Pearlman


/s/ Thomas A. Reynolds, III                 Director
----------------------------------------
Thomas A. Reynolds, III


/s/ Anthony P. J. Smurfit                   Director
----------------------------------------
Anthony P. J. Smurfit


/s/ Dermot F. Smurfit                       Director
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Dermot F. Smurfit


                                                        Date:  February 22, 2002